SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

      Date of Report (Date of earliest event reported): September 27, 1999

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Articles)

                     III-A:   0-18302           III-A:    73-1352993
                     III-B:   0-18636           III-B:    73-1358666
   Oklahoma          III-C:   0-18634           III-C:    73-1356542
--------------       ---------------            ------------------
(State of other         (Commission             (I.R.S. Employer
jurisdiction of           File No.)              Identification)
incorporation or
organization)

                  Two West Second Street, Tulsa, Oklahoma 74103
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(918)583-1791



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ITEM 5:     OTHER EVENTS

      The limited partnership agreements (the "Agreements") for the Geodyne Energy Income Limited Partnerships III-A, III-B and III-C (the "Partnerships") provide that each of the Partnerships will automatically terminate and dissolve on the following dates:

            III-A........November 28, 1999
            III-B........January 24, 2000
            III-C........February 28, 2000

      The Agreements give the General Partner an option to extend the term of each of the Partnerships for up to five additional two year terms. The General Partner has elected to extend each of the Partnerships' terms for an additional two year period.


ITEM 7:.....EXHIBITS

20.1 Form of letter sent to the limited partners of the Geodyne Energy Income Limited Partnerships III-A, III-B and III-C on or about September 27, 1999.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C

                  By:   GEODYNE RESOURCES, INC.
                        General Partner

      ......      //s//    Dennis R. Neill
      ......      ----------------------------------------------
      ......            Dennis R. Neill
      ......            President

DATE:  September 27, 1999


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